SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) May 17, 1999

                     Partners First Receivables Funding, LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     Partners First Credit Card Master Trust
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                     (ISSUER WITH RESPECT TO THE SECURITIES)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

 333-29495 and 333-29495-01                             52-2072056
 -------------------------                 ------------------------------------
 (COMMISSION FILE NUMBERS)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                  410-855-8600
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                            Index to Exhibits appears at page 4.

ITEM 5.    OTHER EVENTS.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

EXHIBIT NO.    DOCUMENT DESCRIPTION
-----------    --------------------

20       Monthly Servicer's Certificate.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                                       (REGISTRANT)

Dates:  May 17, 1999                By:     /s/ Mark J. Norwicz
                                            ------------------------------------
                                            Name:    Mark J. Norwicz
                                            Title:   Treasurer

                                         PARTNERS FIRST CREDIT CARD MASTER TRUST

                                                              (CO-REGISTRANT)

Dates:  May 17, 1999                By:  PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                            (Originator of the Co-Registrant)

                                            /s/ Mark J. Norwicz
                                            ------------------------------------
                                            Name:    Mark J. Norwicz
                                            Title:   Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.       Document Description
-----------       --------------------

20                Monthly Servicer's Certificate.